UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2015

ODYSSEY MARINE EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-31895	84-1018684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 West Laurel Street

Tampa, Florida 33607

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (813) 876-1776

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

General

On April 10, 2015, Odyssey Marine Exploration, Inc. (“Odyssey”) and Odyssey Marine Enterprises, Ltd., an indirect, wholly owned subsidiary of Odyssey (“Enterprises”), entered into the following amendments:

•	Amendment No. 1 to Stock Purchase Agreement (the “Purchase Agreement Amendment”) among Odyssey, Penelope Mining LLC (the “Investor”), and Minera del Norte S.A. de C.V. (“MINOSA”);

•	Amendment No. 1 to Promissory Note (the “Note Amendment”) between Odyssey and MINOSA; and

•	Amendment No. 1 to Call Option Agreement (the “Option Amendment”) between Enterprises and MINOSA.

Purchase Agreement Amendment

The Purchase Agreement Amendment amends certain provisions of the Stock Purchase Agreement dated as of March 11, 2015 (the “Purchase Agreement”), among Odyssey, the Investor, and MINOSA to:

•	modify the deliveries to be made by Odyssey at the Initial Closing;

•	delete one of the requirements relating to the Proxy Statement;

•	add a representation and warranty of the Company relating to Nevada law;

•	add two conditions to the Investor’s obligation to consummate the Initial Closing;

•	add a circumstance that provides the Investor the right to terminate the Purchase Agreement prior to the Initial Closing; and

•	modify the circumstances in which Company is required to pay the Termination Fee to the Investor.

Note Amendment

The Note Amendment amends certain provisions of the Promissory Note dated as of March 11, 2015, between Enterprises and MINOSA to provide that, in specified circumstances, the Maturity Date will be the date on which the Purchase Agreement is terminated by the Investor.

Option Amendment

The Option Amendment amends certain provisions of the Call Option Agreement dated as of March 11, 2015 (the “Option Agreement”), between Enterprises and MINOSA to:

•	extend, in specified circumstances, the Expiration Date of the Option Agreement to two years from the date of the Option Agreement; and

•	decrease, in specified circumstances, the Option Consideration to $20.0 million.

Related Matters

All capitalized terms used above but not otherwise defined in this Form 8-K have the respective meanings ascribed to them in the Purchase Agreement Amendment, the Note Amendment, and the Option Amendment, as applicable. The foregoing descriptions of the Purchase Agreement Amendment, the Note Amendment, and the Option Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are attached hereto as Exhibit 10.1, 10.2, and 10.3 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

10.1	Amendment No. 1 to Stock Purchase Agreement

10.2	Amendment No. 1 to Promissory Note

10.3	Amendment No. 1 to Call Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY MARINE EXPLORATION, INC.

Dated: April 15, 2015	By:	/s/ Philip S. Devine
Philip S. Devine
Chief Financial Officer